Intangible Assets, Net - Summary Of Future Intangible Asset Amortization (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2022	¥ 56,712
2023	54,682
2024	14,969
2025	11,437
2026	9,787
Thereafter	17,683
Intangible assets, net	¥ 165,270	¥ 83,123